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                                                                   EXHIBIT 99.19

[LETTERHEAD OF FIRST USA APPEARS HERE]

                                                 [LOGO OF FIRSTUSA APPEARS HERE]



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                ----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1

                ----------------------------------------------


              Monthly Period:                         07/01/97 to
                                                      07/31/97
              Distribution Date:                      08/18/97
              Transfer Date:                          08/15/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount


                                          Class A                    5.13402667
                                          Class B                    5.32069337
                                          CIA Inv. Amt.              5.80069334
                                                                ---------------
                                          Total (weighted avg.)      5.19625010

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                          Class A                    5.13402667
                                          Class B                    5.32069337
                                          CIA Inv. Amt.              5.80069334
                                                                ---------------
                                          Total (weighted avg.)      5.19625010
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-1
PAGE 2


    3. The amount of the distribution set forth in paragraph
       1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                          Class A                          0.00
                                          Class B                          0.00
                                          CIA Inv. Amt.                    0.00
                                                              -----------------
                                          Total                            0.00

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1. Allocation of Principal Receivables.
       -----------------------------------

       The aggregate amount of Allocations of Principal
       Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                          Class A                $93,552,759.45
                                          Class B                  8,446,841.98
                                          CIA Inv. Amt.           10,704,645.68
                                                              -----------------
                                          Total                 $112,704,247.11
                                                              =================
  2. Allocation of Finance Charge Receivables.
     ----------------------------------------

     (a) The aggregate amount of Allocations of Finance
         Charge Receivables processed during the Monthly
         Period which were allocated in respect of the Certificates


                                          Class A                $11,222,343.84
                                          Class B                  1,014,050.99
                                          CIA Inv. Amt.            1,284,509.48
                                                              -----------------
                                          Total                   13,520,904.31
                                                              =================

     (b) Principal Funding Investment Proceeds (to Class A)                 N/A
     (c) Withdrawals from Reserve Account (to Class A)                      N/A
                                                              -----------------
         Class A Available Funds                                 $11,222,343.84
                                                              =================

     (b) Principal Funding Investment Proceeds (to Class B)                 N/A
     (c) Withdrawals from Reserve Account (to Class B)                      N/A
                                                              -----------------
         Class B Available Funds                                  $1,014,050.99
                                                              =================

     (b) Prin. Funding Investment Proceeds (to Class CIA)                   N/A
     (c) Withdrawals from Reserve Account (to Class CIA)                    N/A
                                                              -----------------
         CIA Available Funds                                      $1,284,509.48
                                                              =================

  3. Principal Receivables / Investor Percentages
     --------------------------------------------

     (a) The aggregate amount of Principal Receivables in
         the Trust as of the last day of the Monthly Period   $20,950,813,989.19


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-1
PAGE 3

     (b) Invested Amount as of the last day of the preceding
         month (Adjusted Class A Invested Amount during
         Accumulation Period)
                                          Class A                750,000,000.00
                                          Class B                 67,770,000.00
                                          CIA Inv. Amt.           85,845,000.00
                                                              -----------------
                                          Total                  903,615,000.00

     (c) The Floating Allocation Percentage: The Invested
         Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
         Receivables as of the Record Date set forth in paragraph 3(a) above

                                          Class A                        3.580%
                                          Class B                        0.323%
                                          CIA Inv. Amt.                  0.410%
                                                              -----------------
                                          Total                          4.313%

     (d) During the Amortization Period: The Invested
         Amount as of _______ (the last day of the Revolving
         Period)
                                          Class A                           N/A
                                          Class B                           N/A
                                          CIA Inv. Amt.                     N/A
                                                              -----------------
                                          Total                             N/A

     (e) The Fixed/Floating Allocation Percentage: The
         Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
         3(a) above

                                          Class A                           N/A
                                          Class B                           N/A
                                          CIA Inv. Amt.                     N/A
                                                              -----------------
                                          Total                             N/A


  4. Delinquent Balances.
     -------------------

     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

     (a)  35 - 64 days                                           333,942,932.43
     (b)  65 - 94 days                                           203,212,534.73
     (c)  95 - 124 days                                          165,110,215.98
     (d)  125 - 154 days                                         155,005,903.92
     (e)  155 - 184 days                                         124,415,929.07
     (f)  185 or more days                                        74,265,993.43
                                                              -----------------
                                          Total                1,055,953,509.56
                                                              =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1997-1
PAGE 4

  5. Monthly Investor Default Amount.
     -------------------------------

     (a) The aggregate amount of all defaulted Principal
         Receivables written off as uncollectible during
         the Monthly Period allocable to the Invested
         Amount (the aggregate "Investor Default
         Amount")
                                          Class A                 $4,578,383.80
                                          Class B                    413,702.76
                                          CIA Inv. Amt.              524,041.81
                                                              -----------------
                                          Total                   $5,516,128.37
                                                              =================

     (a) The aggregate amount of Class A Investor Charge-
         Offs and the reductions in the Class B Invested
         Amount and the CIA Invested Amount

                                          Class A                         $0.00
                                          Class B                          0.00
                                          CIA Inv. Amt.                    0.00
                                                              -----------------
                                          Total                           $0.00
                                                              =================

     (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount
         (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                          Class A                         $0.00
                                          Class B                          0.00
                                          CIA Inv. Amt.                    0.00
                                                              -----------------
                                          Total                           $0.00
                                                              =================

     (c) The aggregate amount of Class A Investor
         Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                          Class A                         $0.00
                                          Class B                          0.00
                                          CIA Inv. Amt.                    0.00
                                                              -----------------
                                          Total                           $0.00
                                                              =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-1
PAGE 5


     (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                          Class A                    0.00000000
                                          Class B                    0.00000000
                                          CIA Inv. Amt.              0.00000000
                                                              -----------------
                                          Total                      0.00000000
                                                              =================

  7. Investor Servicing Fee.
     -----------------------

     (a) The amount of the Investor Monthly Servicing
         Fee payable by the Trust to the Servicer for
         the Monthly Period
                                          Class A                   $937,500.00
                                          Class B                     84,712.50
                                          CIA Inv. Amt.              107,306.25
                                                              -----------------
                                          Total                   $1,129,518.75
                                                              =================

  8. Reallocated Principal Collections
     ---------------------------------

     The amount of Reallocated CIA and Class B
     Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                          Class B                         $0.00
                                          CIA Inv. Amt.                    0.00
                                                              -----------------
                                          Total                           $0.00
                                                              =================

  9. CIA Invested Amount
     -------------------

     (a) The amount of the CIA Invested Amount as
         of  the close of business on the related
         Distribution Date after giving effect to
         withdrawals, deposits and payments to be
         made in respect of the preceding month
                                                                  85,845,000.00

     (b) The Required CIA Invested Amount as of the
         close of business on the related Distribution
         Date after giving effect to withdrawals,
         deposits and payments to be made in respect
         of the preceding month
                                                                  85,845,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-1
PAGE 6


     10. The Pool Factor.
         ---------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The of amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                          Class A                    1.00000000
                                          Class B                    1.00000000
                                                                 --------------
                                          Total (weighted avg.)      1.00000000

     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period              10.63%

     12. The Base Rate
         -------------

         The Base Rate for the related Monthly Period                     7.86%



C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.  Accumulation Period
         -------------------

         (a)  Accumulation Period commencement date                    01/31/03

         (b)  Accumulation Period length (months)                             1

         (c)  Accumulation Period Factor                                  20.71

         (d)  Required Accumulation Factor Number                         11.00

         (e)  Controlled Accumulation Amount                    $903,615,000.00

         (f)  Minumum Payment Rate (last 12 months)                       9.84%

     2.  Principal Funding Account
         -------------------------

     Beginning Balance                                                    $0.00
         Plus: Principal Collections for Related Monthly
               Period from Principal Account                               0.00
         Plus: Interest on Principal Funding Account
               Balance for Related Monthly Period                           N/A
         Less: Withdrawals to Finance Charge Account                        N/A
         Less: Withdrawals to Distribution Account                         0.00
                                                                ---------------
     Ending Balance                                                       $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-1
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     3. Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for the previous
              Monthly Period                                                N/A

        Less: The amount deposited into the Principal Funding
              Account for the Previous Monthly Period                       N/A
                                                                 --------------
              Accumulation Shortfall                                        N/A
                                                                 ==============
              Aggregate Accumulation Shortfalls                             N/A
                                                                 ==============
     4. Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                                N/A

        Less: Principal Funding Investment Proceeds                         N/A
                                                                 --------------
              Principal Funding Investment Shortfall                        N/A

D.   Information Regarding the Reserve Account
     -----------------------------------------

     1. Required Reserve Account Analysis

        (a)  Required Reserve Account Amount percentage
             (0.5% of Class A Invested Amount or other
             amount designated by Transferor)                              0.00

        (b)  Required Reserve Account Amount ($)                           0.00

        (c)  Required Reserve Account Balance after effect of              0.00
             any transfers on the Related Transfer Date

        (d)  Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date                   0.00

     2. Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date                 N/A

     3. Withdrawals from the Reserve Account
        ------------------------------------

        Total Withdrawals from the Reserve Account transferred
        to the Finance Charge Account on the Related Transfer
        Date (1(d) plus 2 above)                                            N/A

     4. The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related Mthly
        Period                                                             3.12%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE



                                        FIRST USA BANK
                                        as Servicer

                                        BY:    /s/ Peter W. Atwater
                                               ---------------------------
                                               Peter W. Atwater
                                               Executive Vice President